Exhibit 10.4
SUPPLEMENT NO. 1 TO THE INDENTURE
     SUPPLEMENT NO. 1 (the “Supplement”) to the Indenture referred to below is dated as of March 31, 2006, and is made by and among INTERNATIONAL WIRE GROUP, INC., a Delaware corporation (the “Company”), IWG RESOURCES LLC, WIRE TECHNOLOGIES, INC. and OMEGA WIRE, INC. (successor by merger with Camden Wire Co., Inc., International Wire Rome Operations, Inc. and OWI Corporation), as guarantors (collectively, the “Guarantors”), IWG HIGH PERFORMANCE CONDUCTORS, INC. (f/k/a Phelps Dodge High Performance Conductors of SC & GA, Inc.), a New York corporation (the “New Guarantor”) and BNY MIDWEST TRUST COMPANY, an Illinois Trust Company, as trustee (the “Trustee”).
     A. Reference is made to made to the Indenture, dated as of October 20, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Guarantors and the Trustee.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture referred to therein.
     C. The Guarantors have entered into the Indenture in order to induce the Trustee to enter into the Indenture and the Holders to purchase the Notes. Section 4.11 of the Indenture provides that additional Domestic Subsidiary that Incurs any Indebtedness shall deliver to the Trustee a Guarantee Agreement pursuant to which such Restricted Subsidiary shall Guarantee payment of the Security Obligations as those are set forth in the Indenture and Security Documents.
     D. Pursuant to Section 9.01(4) of the Indenture, the Company, the Guarantors and the Trustee are permitted to amend the Indenture, the Security Documents or the Securities without notice to or consent of any Holder to add Guarantees with respect to the Securities.
     In consideration of the foregoing premises, the parties mutually agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities:
     SECTION 1. In accordance with Section 4.11 of the Indenture, the New Guarantor by its signature below becomes a Guarantor under the Indenture with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Indenture applicable to it as a Guarantor thereunder. Each reference to a “Grantor” or a “Subsidiary Party” in the Indenture shall be deemed to include the New Guarantor. The Indenture is hereby incorporated herein by reference.
     SECTION 2. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Trustee shall have received a counterpart of this Supplement that bears the signature of the Company, Guarantors and New Guarantor and the Trustee has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 3. The New Guarantor represents and warrants to the Trustee that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
     SECTION 4. Except as expressly supplemented hereby, the Indenture shall remain in full force and effect.
     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Indenture shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 7. The Company shall notify the Holders in accordance with Section 9.01 of the Indenture of the execution of this Supplement. Any failure of the Company to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of this Supplement.
     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 13.02 of the Indenture. The notice address for the Company or any Guarantor is:
11116 South Towne Square, Suite 101
St. Louis, MO 63123
Attention: Glenn Holler
     SECTION 9. The New Guarantor agrees to reimburse the Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement No. 1 to the Indenture to be duly executed as of the date first written above.

INTERNATIONAL WIRE GROUP, INC., IWG RESOURCES LLC, WIRE TECHNOLOGIES, INC., OMEGA WIRE, INC., the Guarantors
By:	/s/ Rodney D. Kent
	Name:	Rodney D. Kent
	Title:	Chief Executive Officer

IWG HIGH PERFORMANCE CONDUCTORS, INC. (f/k/a Phelps Dodge High Performance Conductors of SC & GA, Inc.)
By:	/s/ Rodney D. Kent
	Name:	Rodney D. Kent
	Title:	Chief Executive Officer

BNY MIDWEST TRUST COMPANY, the Trustee
By:	/s/ M. Callahan
	Name:	M. Callahan
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT NO. 1 TO THE INDENTURE]